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                                                                    Exhibit 23.7
                                     Consent

We consent to the reference to our firm and to the summary of our opinion under the caption "Tax Considerations Under the Laws of Switzerland" and to the inclusion of our opinion dated 21 December 2000 as an exhibit to the
Registration Statement (Form F-1 No. 333-        ) and related Prospectus of UBS
AG for the registration of debt securities.


                                           Ernst & Young Ltd.


                                                /s/ Alfred Preisig
                                           By:  ________________________________
                                                Name: Alfred Preisig
                                                Title: Partner Tax



                                                /s/ Urs Brugger
                                           By:  ________________________________
                                                Name: Urs Brugger
                                                Title: Partner Tax